UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):             February 28, 2005

                               TRANS ENERGY, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

       NEVADA                           0-23530                 93-0997412
----------------------------          ------------          -------------------
(State or other jurisdiction          (Commission             (IRS Employer
    of incorporation)                 File Number)          Identification No.)

        210 Second Street, P.O. Box 393, St. Mary's, West Virginia 26170
                    (Address of principal executive offices)

Registrant's telephone number, including area code: (304) 684-7053

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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                                    FORM 8-K


Section 3 - Securities and Trading Markets

Item 3.02     Unregistered Sales of Equity Securities

         On February 28, 2005, the Trans Energy board of directors authorized the issuance of 50,000 shares of its authorized, but previously unissued shares of restricted common stock to Liberty Consulting International, Inc. The shares are in consideration for services pursuant to a Consulting Services Agreement between the company and Liberty Consulting International. The shares constitute less than 5% of the total outstanding shares of Trans Energy common stock and have not yet been issued as of the date hereof. The issuance of shares is being made in a private transaction to a person with knowledge of the company's business in reliance upon an exemption from registration under the Securities Act of 1933, pursuant to Section 4(2) of that Act.

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

         (c) On February 28, 2005, the Trans Energy board of directors appointed director Clarence E. Smith to become the company's new Chief Executive Officer. Robert L. Richards, a director, President and former Chief Executive Officer, will remain as President and a director.

         Mr. Smith became a director of Trans Energy upon the closing of the acquisition of Arvilla Oilfield Services, LLC on January 31, 2005. He started Arvilla Well Service in 1981 providing well location construction and clean-up and wellhead hook-up services. Mr. Smith expanded his business into pipeline construction which became Arvilla Pipeline Construction Co., operating from Bristol, Tennessee to Corning, New York. This business provides construction services to most large gas companies in the area such as Dominion Transmission, Equitrans, Columbia Natural Resources and other smaller companies. In the summer of 2004, Mr. Smith and his wife Rebecca purchased Arrow Oilfield Services from the Belden and Blake Corporation. Arrow was renamed Arvilla Oilfield Services, LLC. Mr. Smith also owns Arvilla Rental & Equipment, LLC and is registered with the State of West Virginia as an oil and gas producer. Mr. Smith's wife Rebecca also serves as a director of Trans Energy.

         (d) Also on February 28, 2005, the board appointed John G. Corp as a new director and a Vice President. Mr. Corp has more than 25 years of extensive experience in drilling, production and oilfield service operations in the Appalachian Basin. Prior to joining Trans Energy, Inc., he held various management positions with Belden & Blake Corp. from 1987-2004. He has a BS degree in Petroleum Engineering from Marietta (Ohio) College and is a member of the Society of Petroleum Engineers, the Ohio Oil & Gas Association and is chairman of the Technical Advisory Committee or the Ohio Department of Natural Resources.

Notes about Forward-looking Statements

         Statements contained in this Current Report which are not historical facts may be considered "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. Forward- looking statements are based on current expectations and the current economic environment. Trans Energy cautions the reader that such forward-looking statements are not guarantees of future performance. Unknown risks and uncertainties as well as other uncontrollable or unknown factors could cause actual results to materially differ from the results, performance or expectations expressed or implied by such forward-looking statements.

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           TRANS ENERGY, INC.



Date:  March 9, 2005                   By  /S/ WILLIAM F. WOODBURN
                                           -------------------------------------
                                           William F. Woodburn
                                           Secretary / Treasurer and Principal
                                           Accounting Officer


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